Bingham McCutchen LLP
One Federal Street
Boston, Massachusetts 02110

October 29, 2013

VIA EDGAR

Securities and Exchange Commission
Division of Investment Management
100 F Street, NE
Washington, D.C.  20549

Re:	Aquila Tax-Free Trust of Oregon (a portfolio of The Cascades Trust)
(File Nos. 33-4382 and 811-4626)

Ladies and Gentlemen:

On behalf of The Cascades Trust, a Massachusetts business trust (the “Registrant”) and pursuant to Rule 497(c) under the Securities Act of 1933, as amended, attached for filing are exhibits containing in interactive data format the risk/return summary information that appears in a supplement dated October 11, 2013 to the Prospectus relating to its series, Aquila Tax-Free Trust of Oregon (the "Trust").

Any questions or comments relating to the filing should be directed to the undersigned at (617) 951-8458 or Toby R. Serkin at (617) 951-8760.

Sincerely,

/s/ Jeremy B. Kantrowitz

Jeremy B. Kantrowitz